UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2015 (January 5, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street
Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Compensation Committee of the Board of Directors (the “Board”) of Sanchez Energy Corporation (the “Company”) approved the following grants of restricted common stock, par value $0.01 per share (the “Common Stock”) to its executive officers pursuant to the Sanchez Energy Corporation Amended and Restated 2011 Long Term Incentive Compensation Plan (the “Plan”), each with a grant date of January 5, 2015:  (1) A. R. Sanchez, Jr., the Company’s Executive Chairman of the Board, 650,000 shares; (2) Antonio R. Sanchez, III, the Company’s President and Chief Executive Officer, 450,000 shares; (3) Christopher Heinson, the Company’s Senior Vice President and Chief Operating Officer, 100,000 shares; (4) Michael G. Long, the Company’s Executive Vice President and Chief Financial Officer, 110,000 shares; and (5) Kirsten A. Hink, the Company’s Senior Vice President - Chief Accounting Officer, 21,000 shares.

Mr. Sanchez, Jr.’s grant was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Schedule 13D/A (Amendment No. 1), filed with the Securities and Exchange Commission on January 13, 2012, and is incorporated herein by reference, and will vest pro-rata over a two year period.   Notwithstanding the foregoing, upon the occurrence of the following events, the shares of restricted Common Stock will vest automatically:  a Change of Control (as defined in the Plan), a Qualifying Termination (generally, a termination by the Company or an Affiliate (as defined in the Plan) other than due to Mr. Sanchez, Jr.’s commission of, conviction for, or plea of guilty or nolo contendere to a felony, or other material act or omission involving dishonesty or fraud or gross negligence or willful malfeasance), Constructive Termination (generally, the termination of the Services Agreement, dated as of December 19, 2011, by and between Sanchez Oil & Gas Corporation (“SOG”) and the Company, by the Company, other than by SOG through its control of the Company) or Mr. Sanchez, Jr.’s death or Disability (as defined in the Plan).

Mr. Sanchez, III’s grant was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s registration statement on Form S-8 (File no. 333-178920) (the “Form S-8”) and is incorporated herein by reference, and will vest pro-rata over a two year period.  Notwithstanding the foregoing, upon the occurrence of the following events, the shares of restricted Common Stock will vest automatically:  a Change of Control (as defined in the Plan), a Qualifying Termination (generally, a termination by the Company other than due to Mr. Sanchez, III’s commission of, conviction for, or plea of guilty or nolo contendere to a felony, or other material act or omission involving dishonesty or fraud or gross negligence or willful malfeasance), Constructive Termination (generally, the assignment of a duty or duties to Mr. Sanchez, III by the Board that either are not commensurate with the position of Chief Executive Officer, the Board’s material reduction in Mr. Sanchez, III’s duties or any reduction in Mr. Sanchez, III’s title or position as Chief Executive Officer) or Mr. Sanchez, III’s death or Disability (as defined in the Plan).

Mr. Heinson’s, Mr. Long’s and Ms. Hink’s grants of restricted Common Stock were made pursuant to a Restricted Stock Agreement, a form of which was previously filed on the

Form S-8 and is incorporated herein by reference, and will vest pro-rata over a three year period.  Notwithstanding the foregoing, upon the occurrence of a Change of Control (as defined in the Plan), the shares of restricted Common Stock will vest automatically.  In addition, in the event of Mr. Heinson’s, Mr. Long’s or Ms. Hink’s death, as the case may be, the Committee (as defined in the Plan) may, but is not obligated to, accelerate the vesting of any or all of the shares of restricted Common Stock.

Item 8.01.                Other Events.

In connection with the vesting of a portion of prior years’ awards of restricted stock, Messrs. Sanchez, Jr. and Sanchez, III each elected to terminate his 10b5-1 trading plan and to retain the gross number of shares received from such vesting by, respectively, paying approximately $975,000 and $635,000 in cash personally for the related tax withholding obligations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

10.1	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

10.2

Form of Restricted Stock Agreement for Antonio R. Sanchez, III (previously filed as Exhibit 10.3 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

10.3	Form of Restricted Stock Agreement for A. R. Sanchez, Jr. (previously filed as Exhibit H to the Schedule 13D/A (Amendment No. 1) on January 13, 2012 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: January 8, 2015	By:	/s/ Antonio R. Sanchez, III
Antonio R. Sanchez, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

10.1	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

10.2

Form of Restricted Stock Agreement for Antonio R. Sanchez, III (previously filed as Exhibit 10.3 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

10.3	Form of Restricted Stock Agreement for A. R. Sanchez, Jr. (previously filed as Exhibit H to the Schedule 13D/A (Amendment No. 1) on January 13, 2012 and incorporated herein by reference).